SAN DIEGO TORREY HILLS CAPITAL
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                              CONSULTING AGREEMENT
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     AGREEMENT,  made  this  12th day of  January,  2004 by and  between T & G2,
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(hereinafter  the  "Company")  having its  principal  place of  business  at One
Anderson Road, Bernardsville, NJ 07924, and San Diego Torrey Hills Capital, Inc., (hereinafter the "Consultant"), having its principal place of business at 2190 Carmel Valley Road, Del Mar, California 92014. The Agreement will become effective on the first day the consultation commences.

     WHEREAS,  the  Company  desires to retain  the  Consultant  for  consulting
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services in connection  with the Company's  business  affairs on a non-exclusive basis, and the Consultant is willing to undertake to provide such services as hereinafter fully set forth:


                                   WITNESSETH
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     NOW THEREFORE, the parties agree as follows:
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     1.   Term: Six (6) months from the date hereof, provided, however that this
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          Agreement  may be  cancelled  by  either  party  with  written  notice provided seven (7) days prior to the cancellation date.

     2.   Nature of  Services:  The Company  hereby  engages the  Consultant  to
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          render the services hereinafter  described during the term hereof (its being understood and agreed that the Consultant is free tender the same or similar services to any other entity selected by it):

          (a)  Consult with the Company concerning  on-going strategic corporate
               planning  and  long  term  investment  policies,   including  any
               revision of the Company's business plan.

          (b) Render advice with respect to leasing and/or other financing arrangements.

          (c) Assist in negotiation of contracts with suppliers and major customers when so required by the Company.

          (d) Consult with and advise the Company with regards to potential mergers and acquisitions, whether the Company be the acquiring Company or the target of acquisition.

          (e) Review press releases whenever appropriate to be made available to the press in general, customers, suppliers and selected NASD broker/dealers, financial institutions, and the Company's shareholders.

          (f)  Evaluate   the   Company's   managerial,   marketing   and  sales
               requirements

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     3.   Responsibilities  of  the  Company:  The  Company  shall  provide  the
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          Consultant  with all  financial  and  business  information  about the
          Company as reasonably requested by the Consultant in a timely manner. In addition, executive officers and directors of the Company shall make themselves available for personal consultations either with the Consultant and/or third party designees, subject to reasonable prior notice, pursuant to the request of the Consultant.

     4.   Compensation: For corporate financial advisory services, due diligence
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          and other  services which will be provided to the Company from time to time over the course of our engagement, the parties mutually agree that the Consultant will be entitled to the following compensation:

          (a) For business development, strategic planning and other consulting work to be accomplished not related to any public financing, the Company will pay a fee of $75,000 in free trading, unrestricted shares of Common Stock of the Company issued under S-8;

     5.   Expenses:  The Company shall also  reimburse the Consultant for actual
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          out-of  pocket  expenses  including,  but not limited  to,  facsimile, postage, printing, photocopying, and entertainment, incurred by the Consultant without the prior consent of the Company and in connection with the performance by the Consultant of its duties hereunder, the Company and in connection with the performance by the Consultant of its duties hereunder, the Company shall also reimburse the Consultant for the costs of all travel and related expenses incurred by the
          Consultant  in  connection   with  the  performance  of  its  services
          hereunder, provided that all such costs and expenses have been authorized, in advance, by the Company, and the Consultant shall not expend more than $500.00 for expenses without the prior written approval of the Company.

     6.   Other Services and Compensation: The Consultant may, from time to time
          -------------------------------
          during the term hereof, present to the Company potential merger or acquisition candidates. In the event of the Company consummates a business combination with any such Company presented by the Consultant (whether the Company is acquiring Company or the target Company or survives or does not survive a merger), the Company will pay to the Consultant a fee in accordance with the generally accepted industry standards (the Lehman Formula) or as may otherwise be agreed upon between the Consultant and the Company in advance. In case of termination this Agreement or conclusion thereof, these terms and conditions of this Section 6 will survive and be in full effect for a period of twelve (12) months from the termination or conclusion of this Agreement.

     7.   Indemnification: The Parties agree to indemnify and hold harmless each
          ---------------
          other and their affiliates, and their respective officers, director, employees, agents and controlling persons (The Parties and each such other persons and entities being an "Indemnified Party" for the purposes of this section) from and against any and all losses, claims, damages, and liabilities to which such Indemnified Party may become subject under any applicable federal or state law, or otherwise related to or arising out of any transaction contemplated by this


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          Agreement  and  the  performance  by the  Consultant  of the  services contemplated by this Agreement, and all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred in connection the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto; provided that the other party shall not be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Indemnified Party. The Indemnified Party
          shall   promptly   notify   the  Party   from   which  it  is  seeking
          indemnification,  in  writing,  of any such  loss,  claim,  damage  or
          liability   as  it  is  incurred  and  provide  such  Party  with  the opportunity to defend against or settle such matter with counsel of its choice. Any Party against whom indemnification may be sought shall not be liable to indemnify or provide contribution for any settlement effected without the indemnifying party's prior written consent. In the event that the foregoing indemnity is unavailable or insufficient to hold any Indemnified Party harmless, then the other party shall contribute to the amounts paid or payable by such Indemnified Party in respect of such losses, claims in such proportion as is appropriate to reflect not only the relative benefits received by the Parties, but also the relevant fault of each Party, as well as any other relevant equitable considerations.

     8.   Complete  Agreement:  This  Agreement  contains  the entire  Agreement
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          between the parties with respect to the contents hereof supersedes all prior agreements and understandings between the parties with the respect to such matters, whether written or oral. Neither this Agreement, nor any term or provisions hereof may be changed, waived, discharged or amended in any manner other than by any instrument in writing, signed by the party against which the enforcement of the change, waiver, discharge or amendment is sought.

     9.   Counterparts:   This   Agreement  may  be  executed  in  two  or  more
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          counterparts,  each of  which  shall be an  original  but all of which shall constitute one Agreement.

     10.  Survival: Any termination of this Agreement shall not, however, affect
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          the on-going  provisions  of this  Agreement  which shall survive such termination in accordance with their terms.

     11.  Disclosure:  Any financial advice rendered by the Consultant  pursuant
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          to this Agreement may not be disclosed  publicly in any manner without the prior written approval of the Consultant, unless required by law or statute or any court, governmental or regulatory agency. All non-public information given to the Consultant by the Company will be
          treated  by  the  Consultant  as  confidential   information  and  the
          Consultant agrees not to make use of such information other than in connection with its performance of this Agreement, provided however that any such information may be disclosed if required by any court or governmental or regulatory authority, board or agency. "Non-public information" shall not include any information which (i) is or becomes generally available to the public other than as a result of a disclosure by the Consultant; (ii) was available to the Consultant prior to its disclosure to the Consultant by the Company, provided that such information is not known by the Consultant to be subject to another confidentiality agreement with another party; or (iii) becomes


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          available  to the  Consultant  on a  non-confidentiality  basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company.

     12.  Notice: Any or all notices, designations, consents, offers, acceptance
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          or other  communication  provided for herein shall be given in writing and delivered in person or by registered or certified mail, return receipt requested, directed to the address shown below unless notice of a change of address is furnished:

               If to Consultant:

                    San Diego Torrey Hills Capital, Inc.
                    2190 Carmel Valley Road
                    Del Mar, CA 92014
                    Attention: Cliff Mastricola

               If to Company:

                    T & G2
                    One Anderson Road
                    Bernardsville, NJ  07924
                    Attn: James Farinella

     13.  Severability:  Whenever possible,  each provision of Agreement will be
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          interpreted  in  such  manner  as  to be  effective  and  valid  under applicable law. If any provision of this Agreement is held to be invalid, illegal or unenforceable provision had never been contained herein.

     14.  Miscellaneous:
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          (a)  Except as provided in Section 7, neither the  Consultant  nor its affiliates. Or their respective officers, directors, employees, agents or controlling persons shall be liable, responsible or accountable in damages or otherwise to the Company or its affiliates, or their respective officers, directors, employees, agents or controlling persons for any act or omission performed or omitted by the Consultant with the respect to the services provided by its pursuant or otherwise relating to or arising out of this Agreement.

          (b) All final decisions with the respect to consultation, advice and services rendered by the Consultant to the Company shall rest exclusively with the Company, and Consultant shall not have any right or authority to bind the Company to any obligation or commitment.

          (c) The parties hereby agree to submit any controversy or claim arising out of or relating to this Agreement to final binding arbitration administered by the American Arbitration Association ("AAA") under its Commercial Arbitration Rules, and further agree that immediately after the filing of a claim as provided herein they shall in good faith attempt mediation in accordance with the AAA Commercial Mediation Rules; provided, however, that the


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               proposed  mediation shall not interfere with or in any way impede the progress of arbitration. The parties also agree that (i) the AAA Optional Rules for Emergency Measures of Protection shall apply to any proceedings initiated hereunder; (ii) the arbitrator shall be authorized and empowered to grant any remedy or relief,
               which  the  arbitrator   deems  just  and  equitable  in  nature,
               including, but not limited to, specific performance, injunction, declaratory judgment and other forms of provisional relief in addition to a monetary award; (iii) the arbitrator may make any other decisions including interim, interlocutory or partial findings, orders and awards to the full extent provided in Rule 45 of the Commercial Arbitration Rules; and (iv) the arbitrator shall be empowered and authorized to award attorneys' fees to the prevailing party in accordance with Rule45 (d).

          (d) This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of laws principals thereof or the actual domiciles of the parties. Any arbitration or mediation inherited by the parties as provided herein shall be filed and maintained exclusively with the American Arbitration Association's offices located in San Diego, CA and the parties further agree that the provisions of paragraph 8, above, may be enforced by any court of competent jurisdiction, and the party seeking enforcement shall be entitled to and award of all costs, fees and expenses, including attorneys' fees, to be paid by the party against whom enforcement is ordered.

Agreed and accepted on the 12th day of January, 2004 by and between:


T & G2,                                     San Diego Torrey Hills Capital, Inc.
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By:                                         By:
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   James Farinella, Chairman/President/CEO             Cliff Mastricola














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                                  ATTACHMENT A
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     It is hereby acknowledged that the compensation for the services identified in the foregoing Agreement will be in the form of T&G2, Inc. Class A Common Stock registered on From S-8. Accordingly, the Consultant represents that the services to be performed under the Agreement are eligible services as required by Form S-8, and that the stock, when issued, must be issued in the name of a "natural person" as defined by the applicable securities laws.

     The Consultant  represents that none of the compensation received hereunder
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is for  promoting  or  maintaining  a market  in the  stock of  T&G2,  Inc.  The
Consultant,  under the terms of this  Agreement  is not being  retained  to find
                                                    ---
investors; provide investor relations or shareholder communication services; promote T&G2, Inc.'s stock through newsletters; or as part of a capital raising scheme.

     Additionally, the Consultant represents that, with regard to the stock to be registered as compensation for the services rendered hereunder, (i) neither T&G2, Inc., or a promoter of its stock, will direct the resale in the public market of the stock received under this Agreement as compensation; and (ii) T&G2, Inc. will not receive any portion of the proceeds of the resale of the stock issued as compensation hereunder.

     The Consultant acknowledges that T&G2, Inc., and its counsel, will rely on these representations when filing the Form S-8 to register the shares that are received as compensation.




                                                CONSULTANT



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